SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed  by  the  Registrant X
Filed  by  a  Party  other  than  the  Registrant
Check  the  appropriate  box:
[X]   Preliminary  Proxy Statement             [X]Confidential, For Use of
                                                  the Commission  Only (as
                                                  permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  14a-12

                                BEPARIKO BIOCOM
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]   No  Fee  Required
[ ]   Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.
     (1)  Title  of  each  class  of  securities to which investment applies:
          ----------------------------------------------------------------------
     (2)  Aggregate  number  of  securities  to  which  investment  applies:
          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------
     (4)  Proposed  maximum  aggregate  value  of  transaction:
          ----------------------------------------------------------------------
     (5)  Total  fee  paid
          ----------------------------------------------------------------------

[ ]  Fee  paid  previously  with  preliminary  materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                                 BEPARIKO BIOCOM
                           5858 Westheimer, Suite 708
                              Houston, Texas 77057




                               September 20, 2002



DEAR  FELLOW  STOCKHOLDER:

     On behalf of the Board of Directors, I am pleased to invite you to attend the annual meeting of stockholders of Bepariko Biocom, to be held on October 11, 2002, at 10:00 a.m., local time, at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, counsel to Bepariko Biocom, located at 260 South Broad Street, Philadelphia, PA 19102. The Notice of Annual Meeting, Proxy Statement and form of proxy are enclosed with this letter.

     The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting and Proxy Statement.

     I am delighted you have chosen to invest in Bepariko Biocom and hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

     I  look  forward  to  seeing  you  at  the  annual  meeting.

                                    Very  truly  yours,


                                    /s/  CECILE  T.  COADY

                                    CECILE  T.  COADY
                                    Secretary

                                 BEPARIKO BIOCOM
                           5858 Westheimer, Suite 708
                              Houston, Texas 77057


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held On October 11, 2002

TO  THE  STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Bepariko Biocom, a Nevada corporation, will be held on October 11, 2002, at 10:00 a.m., local time, at the offices of our legal counsel, Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, located at 260 South Broad Street, Philadelphia, PA 19102, for the following purposes:

     1. To elect two Directors, to serve for the ensuing year and until their successors are elected;

     2. To consider and vote upon a proposal to ratify the appointment of LJ Soldinger Associates, independent certified public accountants, as auditors for the Company for its fiscal year ending December 31, 2002;

     3. To approve a proposed amendment to our Articles of Incorporation to change our name from Bepariko Biocom to BPK Resources, Inc.; and

     4. To act upon such other matters and transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on September 6, 2002 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the annual meeting and at any and all adjournments or postponements thereof.

                                     By  Order  of  the Board of Directors:


                                     /s/  CECILE  T.  COADY

                                     Cecile  T.  Coady
                                     Secretary

Houston,  Texas
September  20,  2002
                             Your vote is important.

     To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


     This Proxy Statement is furnished to the stockholders of Bepariko Biocom ("Bepariko") in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at the 2002 Annual Meeting of Stockholders of Bepariko (together with any adjournments or postponements thereof, the "Annual Meeting"). The Annual Meeting will be held on October 11, 2002 at 10:00 a.m., local time, at the offices of our legal counsel, Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, located at 260 South Broad Street, Philadelphia.

     This Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-KSB for the year ended December 31, were first mailed to our stockholders on or about September 20, 2002.

     All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Annual Meeting FOR the election of the named nominees for director, FOR the ratification of the appointment of LJ Soldinger Associates as independent accountants for Bepariko for the year ending December 31, 2002 and FOR the amendment to the Articles of Incorporation effecting the name change. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of Bepariko or by voting in person at the Annual Meeting.

     The Board of Directors does not know of any matters to be brought before the Annual Meeting other than the items set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed proxy confers discretionary authority to the Board-appointed persons named therein to vote on any other matter that is properly presented for action at the Annual Meeting.

     The cost of solicitation of proxies by the Board of Directors is to be borne by Bepariko. In addition to the use of the mails, proxies may be solicited by telephone and telecopier transmission by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

                                ABOUT THE MEETING

WHAT  IS  THE  PURPOSE  OF  THE  ANNUAL  MEETING?

     At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this proxy statement, including the election of two directors, the ratification of LJ Soldinger Associates as our independent accountants for the year ending December 31, 2002 and the proposed amendment to our Articles of Incorporation. In addition, management will report on our performance during 2001 and respond to appropriate questions from stockholders.

WHO  IS  ENTITLED  TO  VOTE  AT  THE  MEETING?

     Only stockholders of record of shares of common stock at the close of business on September 6, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, 5,750,000 shares of common stock were issued and outstanding. These shares of common stock were the only outstanding voting securities of Bepariko. If you were a stockholder of record of shares of common stock on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting.

WHAT  ARE  THE  VOTING  RIGHTS  OF  THE  HOLDERS  OF  OUR  COMMON  STOCK?

     Each share of common stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy.

WHO  CAN  ATTEND  THE  ANNUAL  MEETING?

     Any  interested  person  may  attend  the  Annual  Meeting.

WHAT  CONSTITUTES  A  QUORUM?

     A majority of the outstanding shares of our common stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. As of the Record Date, 5,750,000 shares of our common stock were outstanding. Thus, the presence, in person or by proxy, of the stockholders of common stock representing at least 2,875,001 votes will be required to establish a quorum. Directors will be elected by a majority of the votes of the shares present at the Annual Meeting and entitled to vote on the election of directors. Action on all other matters scheduled to come before the Annual Meeting, including the amendments to our Articles of Incorporation, will be authorized by the affirmative vote of the majority of shares present at the Annual Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

HOW  DO  I  VOTE?

     If you complete and properly sign the accompanying proxy card and return it to Bepariko, it will be voted as you direct. If you are a stockholder of record and attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.

CAN  I  CHANGE  MY  VOTE  AFTER  I  RETURN  MY  PROXY  CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Bepariko either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

WHAT  ARE  THE  BOARD  OF  DIRECTOR'S  RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommendation is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends (i) a vote for Cecile T. Coady and John B. Connally, III as Directors, each with a term expiring at the 2003 annual meeting of stockholders, (ii) a vote for LJ Soldinger Associates to act as Bepariko's independent accountants for the year ending December 31, 2002 and (iii) a vote in favor of the amendment to the Articles of Incorporation of Bepariko, all as described in detail in this Proxy Statement.

     With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

                         ITEM 1 - ELECTION OF DIRECTORS

     The Board of Directors has nominated Cecile T. Coady and John B. Connally, III for election as Directors. Cecile T. Coady is currently our Secretary, Treasurer and a member of our Board of Directors. Mr. Connally currently serves as our President, Chief Executive Officer and a member of our Board of Directors. If elected, Ms. Coady and Mr. Connally will each serve for a one-year term to expire at Bepariko's annual meeting of stockholders in 2003 or until their successors are duly elected and qualified. Information regarding the foregoing nominees is set forth below.

     The Board of Directors has no reason to believe that the nominees will not serve if elected, but if either of the nominees should subsequently become unavailable to serve as a director, the persons named as proxies may, in their discretion, vote for a substitute nominee designated by the Board of Directors or, alternatively, the Board of Directors may reduce the number of directors to be elected at the Annual Meeting.

     A majority of the votes cast at the Annual Meeting, whether in person or by proxy, is required to elect each nominee as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED EXCEPT WHERE AUTHORITY HAS BEEN WITHHELD.

     THE TABLE BELOW SETS FORTH THE NOMINEES FOR ELECTION AS DIRECTOR - TERM EXPIRES AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS


     John B. Connally, III   55   President, Chief Executive Officer
                                  and Director

     Cecile  T.  Coady       50   Secretary,  Treasurer  and  Director

     John B. Connally, III has served as the President, Chief Executive Officer and a Director of the Company since September 2002. Mr. Connally is in the oil services sector in the inspection of pipelines petrochemical plants and refineries and has been personally involved in the oil and gas business since the 1960s. Since 1999 he has been a principal in Graver Manufacturing Co., a private company manufacturing pressure vessels for the petrochemical and refining industry. In 1990, Mr. Connally was a member of the founding Board of Directors of Nuevo Energy Company, where he served until 1996. Nuevo Energy Company is an exploration and production company and is listed on the New York Stock Exchange. Mr. Connally has served on the Board of Directors of Continental Southern Resources, Inc., a gas and oil exploration company, since May 2002. Mr. Connally joined the law firm of Baker & Botts in Houston in 1972 and became a partner in the firm in 1980. Mr. Connally's principal practice was in the area of corporate finance and he represented various oil and gas and oil field service companies. Upon leaving Baker & Botts in 1983, Mr. Connally has been an investor in the oil and gas, real estate, and oil field services industries. Mr. Connally received a Bachelor of Arts degree from the University of Texas at Austin and a Juris Doctor from the University of Texas School of Law.

     Cecile T. Coady has been the Secretary, Treasurer and a Director of the Company since April 2002. She also served as our President from April 2002 through September 2002. Ms. Coady is the President of ESC Consulting Services Corp., a private consulting firm located in Bala Cynwyd, Pennsylvania. She also served as President of Exchequer Services Corp. from 1990 to 1994. Ms. Coady holds a Bachelor or Arts Degree in English from LaSalle University.

              FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

ATTENDANCE  AT  MEETINGS

     During 2001, the Board of Directors held no meetings. All actions taken by the Board of Directors were done by Unanimous Written Consents on the following dates: January 20th; January 22nd; February 13th; February 20th; March 29th; May 17th; July 17th; August 20th; November 17th; and November 19th.

COMMITTEES  OF  THE  BOARD

     The Board of Directors has not established any standing committees and currently performs the functions of an audit, compensation and nominating committee.

COMPENSATION  OF  BOARD  OF  DIRECTORS

     The members of the Board of Directors do not receive compensation for their services as directors.

                               EXECUTIVE OFFICERS

     John B. Connally, III serves as our President and Chief Executive Officer. Cecile T. Coady serves as our Secretary and Treasurer. The biographies of each of our executive officers are set forth above.

                ITEM 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, has appointed the firm of LJ Soldinger Associates to serve as our independent auditors for the year ending December 31, 2002, subject to ratification of such appointment by our stockholders. LJ Soldinger Associates, independent certified public accountants, are considered well qualified. Representatives of LJ Soldinger Associates are not expected to be present at the Annual Meeting and, therefore, will not have the opportunity to make a statement. It is also expected that they will not be available to respond to any questions.

AUDIT  FEES

     "Audit Fees" includes aggregate fees billed by our principal auditor for the audit of our annual financial statements for 2001 and aggregate fees billed by our former principal auditor for the reviews of our financial statements included in our quarterly Forms 10-QSB. The aggregate fees billed for this category were $14,575.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     No fees were billed or expected to be billed to us by our principal auditor for services provided during the last fiscal year for the design and implementation of financial information systems.

ALL  OTHER  FEES

     "All other Fees" includes the aggregate fees billed by our principal auditor for professional services for 2001, other than the services described under "Audit Fees", which consisted of services rendered in connection with federal and state income tax return preparation. We did not incur any fees of this nature in 2001.

     The Board of Directors has considered whether the provision of the non-audit related services listed above is compatible with maintaining LJ Soldinger Associates' independence.

     The affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting, whether in person or by proxy, is required to ratify the appointment of the independent accountants.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF LJ SOLDINGER ASSOCIATES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE RATIFICATION OF LJ SOLDINGER ASSOCIATES UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

ITEM 3 - AMENDMENTS TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION.

CHANGE  THE  NAME  OF  THE  CORPORATION
---------------------------------------

     Since our inception on April 2, 1997, we have pursued the implementation of various business plans. In April 1997, we were granted worldwide patent rights, pursuant to an Exclusive Worldwide Licensing Agreement, covering electronic multiple fingerprint recognition system. Since the date of the Exclusive Worldwide Licensing Agreement, we have unsuccessfully attempted to exploit these patent rights. While we still hold these patent rights, we are no longer devoting substantial efforts to the exploitation of these patent rights and are currently soliciting offers to sell or assign these rights. In April 2002, we began to implement a new business plan. We are currently in the business of acquiring exploring and developing natural gas and oil properties. Our Board of Directors has determined that the name of our corporation no longer reflects the business in which we are presently engaged and that the name BPK Resources, Inc. will more clearly identify our corporation as a participant in the gas and oil industry and improve our marketing and capital fundraising efforts. Accordingly, the Board of Directors has approved an amendment to our Articles of Incorporation to effect a change in our corporation's name to BPK Resources, Inc.

     The currently outstanding stock certificates evidencing shares of our common stock bearing the name "Bepariko Biocom" will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.

                               EXECUTIVE OFFICERS

     The table below sets forth information concerning the compensation we paid to our chief executive officer and each executive officer who was paid compensation at an annual rate of greater than $100,000 in 2001.


Summary  Compensation  Table
----------------------------

                                                                                Long-Term
                                     Annual Compensation                   Compensation Awards
                         -------------------------------------------  ----------------------------


     Name and
Principal Position              Salary                 Bonus               Number of Options
-------------------      -------------------- ----------------------  ----------------------------
Stephen P. Harrington,           $0                     $0                       --
Chief Executive Officer
and President

Shai Stern, Chief                $0                     $0                       --
Executive Officer and
President


     We have never granted any stock options to the executive officers named in our Summary Compensation Table above or to any of our other employees.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     We are not presently a party to any employment agreements, severance agreements or agreements regarding a change in control of the ownership of our common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of our common stock owned, as of September 6, 2002, by:

-     the  holders  of  more  than  5%  of  our  common  stock;
-     each  of  our  directors;
-     our  executive  officers;  and
-     all  directors  and  executive  officers  of  our  company  as  a  group.

     As of September 6, 2002, an aggregate of 5,750,000 shares of our common stock were issued and outstanding. For purposes of computing the percentages under this table, it is assumed that all options and warrants to acquire our common stock which have been issued to the directors, executive officers and the holders of more than 5% of our common stock and are fully vested or will become fully vested within 60 days of the date of this Proxy Statement have been exercised by these individuals and the appropriate number of shares of our common stock have been issued to these individuals.

                                       Shares of Common Stock Beneficially Owned
                                       -----------------------------------------










                                                                 Amount and Nature of
Name of Beneficial Owner                     Position           Beneficial Ownership (1)   Percentage of Class
------------------------               --------------------   --------------------------   -------------------
Cecile T. Coady                        Secretary, Treasurer,              0                        *
One Belmont Avenue                           Director
Suite 417
Bala Cynwyd, PA  19004

John B. Connally, III              President, Chief Executive             0                        *
5858 Westheimer, Suite 708            Officer and Director
Houston, Texas 77057


Gemini Growth Fund, L.P.                 Beneficial Owner              900,000
700 Gemini
Houston, TX 77058
                                                              --------------------------   -------------------
All directors and executive
officers as a group (2 people)                                            0                        *
_________________

*    Less  than  one  percent.


     (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

     (2) Includes 750,000 shares of common stock issuable upon conversion of a secured convertible promissory note in the principal amount of $1,500,000 and 150,000 shares of common stock issuable upon exercise of common stock purchase warrants at an exercise price of $2.00 per share.

Section  16(a)  Beneficial  Ownership  Reporting  Compliance

     Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who own more than ten percent of the Company's Common Stock (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of these reports.

     Based on representations received from Reporting Persons and upon review of Form 3 and 4 filings, all filings required to be made by the Reporting Persons for the year 2001 were made in a timely manner.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None.

                STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Any proposal of a stockholder intended to be presented at Bepariko's 2003 annual meeting of stockholders must conform to the applicable proxy rules of the Securities and Exchange Commission concerning the submission and content of proposals and must be received in writing by the Secretary of Bepariko by May 23, 2003, for inclusion in Bepariko's proxy, notice of meeting and proxy statement relating to the 2003 annual meeting.

                                  OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that shown above. However, if any business shall properly come before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

                         FINANCIAL AND OTHER INFORMATION

     Bepariko's Financial Statements and the information required by Item 303 (management's discussion and analysis or plan of operation) and Item 304 (changes in and disagreements with accountants on accounting and financial disclosure) of Regulation S-B are incorporated by reference to Bepariko's Form 10-KSB filed with the Securities and Exchange Commission on April 15, 2002, a copy of which has been delivered to you with this Proxy Statement.

     September  20,  2002


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PLEASE  COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED
ADDRESSED  ENVELOPE,  WHICH  REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                BEPARIKO BIOCOM
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                Annual Meeting of Stockholders - October 11, 2002
--------------------------------------------------------------------------------

     The undersigned stockholder of BEPARIKO BIOCOM ("Bepariko"), revoking all previous proxies, hereby constitutes and appoints Cecile T. Coady, acting individually, as the agents and proxies of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the 2002 Annual Meeting of Stockholders of Bepariko Biocom to be held on October 11, 2002 at 10:00 A.M., local time, at the offices of , Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, counsel to Bepariko, located at 260 South Broad Street, Philadelphia, and to vote all shares of Common Stock of Bepariko Bicom which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof:

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR, "FOR" THE RATIFICATION OF THE APPOINTMENT OF LJ SOLDINGER ASSOCIATES AND "FOR" THE AMENDMENT TO BEPARIKO BIOCOM'S ARTICLES OF INCORPORATION. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the 2002 Annual
Meeting  or  any  adjournment  or  postponement  thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ANNUAL REPORT, NOTICE OF THE 2002 ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

                        (Continued on the reverse side.)
================================================================================

================================================================================

1.  Election  of  Directors

    []  FOR  all  nominees  listed  below.

    []  WITHHOLD  the  vote  for  all  nominees.

To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

Cecile  T.  Coady
John  B.  Connally,  III

2. The ratification of the appointment of LJ Soldinger Associates, independent certified public accountants, as auditors for Bepariko for the fiscal year ending December 31, 2002.

      [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. To approve proposed amendments to the Company's Articles of Incorporation to change the Company's name from Bepariko Biocom to BPK Resources, Inc.

      [ ] FOR        [ ] AGAINST        [ ] ABSTAIN



In their discretion, the proxies will vote on such other business as may properly come before the 2002 Annual Meeting.

[ ]  Please check here if you plan to attend the 2002 Annual Meeting in person.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.

_____________________________________

_____________________________________
Signature(s)               Date
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